EXHIBIT B

QUIT CLAIM DEED

Recording Requested by: Insulcrete, Inc. 706 Orchid Drive, Unit D Bakersfield, California 93308

STREET ADDRESS 80501 Avenue 48, #59 CITY, STATE AND ZIP CODE Indio, California 92201 APN:

Space Above This Line for Recorder's Use

QUIT CLAIM DEED

FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, I hereby remise, release, and quitclaim to Insulcrete, Inc., a Delaware corporation, the following described real property in the City of Indio, County of Riverside, with the following legal description:

.20 acres in Lot 59 MB 326/059 TR 29496-1

Date:	October 14, 2014

Signed:

Peter Norman, President International Credit Bureau, Inc.

[MAIL TAX STATEMENT AS DIRECTED ABOVE]